Thornburg Florida Intermediate Municipal Fund
All data as of 9.30.00
Thornburg Florida Intermediate Municipal Fund
                                                              A Shares
SEC Yield ...............................................        4.51%
Taxable Equivalent Yields ...............................        7.67%
NAV .....................................................   $   11.73
Max. Offering Price .....................................   $   11.97

(Annual Average - After Subtracting Maximum Sales Charge)
One Year                                                         2.11%
Five Year ...............................................        4.12%
Since Inception .........................................        4.15%
Inception Date ..........................................     (2.1.1994)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
Dear Fellow Shareholder:

After falling to very low levels in October 1998, interest rates rose steadily throughout 1999 and into the early spring of this year. Interest rates on the shortest maturity bonds increased the most, a normal occurrence when the Fed is applying the brakes to a roaring economy. Thornburg Florida Intermediate Municipal Fund's net asset value fell as rising interest rates lowered bond prices. In recent months, interest rates have begun to relax on evidence of a slowing economy. Your fund's net asset value has recovered much of the loss from earlier in the year.

The net asset value of the A shares decreased by 6 cents to $11.73 during the fiscal year ending September 30, 2000. If you were with us for the entire period, you received dividends of 53.9 cents per share, a slight increase over fiscal 1999. If you reinvested your dividends, you received 55 cents per share.

Your Thornburg Florida Intermediate Municipal Fund is a laddered bond portfolio,
consisting   of  over  50  municipal   obligations   from   Florida   borrowers.
Approximately 84% of the bonds are rated A or better by one of the major rating agencies. We expect to continue to increase the overall quality of your portfolio in the coming months. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:
           % of portfolio                           Cumulative %
           maturing within                      maturing by end of
            2 years       = 8%                    year 2  = 8%
            2 to 4 years  = 15%                   year 4  = 23%
            4 to 6 years  = 17%                   year 6  = 40%
            6 to 8 years  = 15%                   year 8  = 55%
            8 to 10 years = 11%                   year 10 = 66%
           10 to 12 years = 10%                   year 12 = 76%
           12 to 14 years = 11%                   year 14 = 87%
           14 to 16 years = 10%                   year 16 = 97%
            Over 16 years = 3%
Percentages can and do vary

Today, your fund's weighted average maturity is 8.6 years. We always keep it below 10 years. Over the last 6 months, your average portfolio maturity has increased slightly, as we took advantage of the investment opportunities in 8 year and longer maturity bonds last spring and summer. We expect to maintain, or slightly extend, the average portfolio maturity in the coming months. This will be dependent on year-end investment opportunities and prospects for the world economy.

Municipal bond issuance is down about 20% from last year due to swelling tax receipts to most state and local government entities. We believe the surpluses have crested, due to pressure for tax cuts, demands for more governmental services, and the first signs of slowing tax collections. California may be leading the way, with both a 17% increase in general fund expenditures and large tax rebates scheduled for the current fiscal year! Meanwhile, the Finance
Secretary of the Commonwealth of Virginia noted in late October that "exceptionally sluggish" payroll and sales tax collections in September had contributed to soft overall tax collections (up 1.7%, year over year) for the most recent quarter. The Florida economy remains strong enough to permit a rollback in the unpopular intangibles tax earlier this year. Florida's lopsided reliance on sales tax revenues to fund government operations may lead to reinstatement of the intangibles tax if economic growth slows.

If evidence of slowing economic activity continues to mount in the months to come, we expect market interest rates for short maturity bonds and money market instruments to drop significantly. Equity investors, by and large, are having a rough year. In a slowing economy, we expect long-ignored investment grade bonds to increase in popularity with investors. You're already invested, so stay put. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Your fund has earned Morningstar's 5-star overall rating* for risk adjusted performance. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.


Sincerely,



Brian J. McMahon           George T. Strickland
Portfolio Manager          Portfolio Manager

Statement of assets and liabilities
ASSETS
Investments at value ( cost $24,860,001) ..................   $25,211,421
Cash ......................................................       103,310
Receivable for investments sold ...........................       196,942
Receivable for fund shares sold ...........................        25,505
Interest receivable .......................................       437,174
Prepaid expenses and other assets .........................            82

         Total Assets .....................................    25,974,434


LIABILITIES
Accounts payable and accrued expenses .....................        33,388
Payable to investment advisor (Note 3) ....................        10,405
Dividends payable .........................................        54,766

         Total Liabilities ................................        98,559


NET ASSETS ................................................   $25,875,875


NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($25,875,875
applicable to 2,205,530 shares of beneficial interest
outstanding - Note 4) .....................................   $     11.73

Maximum sales charge, 2.00% of offering price
(2.04% of net asset value per share) ......................          0.24

Maximum Offering Price Per Share ..........................   $     11.97


See notes to financial statements.

Statement of operations
INVESTMENT INCOME:
Interest income (net of premium amortized
of $68,276)                                              $        1,560,944


EXPENSES:
Investment advisory fees (Note 3) ...........................       139,729
Administration fees (Note 3) ................................        34,932
Service fees (Note 3) .......................................        68,467
Transfer agent fees .........................................        21,125
Custodian fees ..............................................        25,736
Professional fees ...........................................         6,647
Accounting fees .............................................         3,476
Trustee fees ................................................           504
Other expenses ..............................................         6,170

         Total Expenses .....................................       306,786
Less:
Expenses reimbursed by investment advisor (Note 3) ..........       (32,020)

         Net Expenses .......................................       274,766

         Net Investment Income ..............................     1,286,178


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)
Net realized gain (loss) on investments sold ................      (418,323)
Increase (decrease) in unrealized appreciation of investments       242,221

         Net Realized and Unrealized
         Gain (Loss) on Investments .........................      (176,102)

         Net Increase in Net Assets Resulting
         From Operations ....................................   $ 1,110,076


See notes to financial statements

Statements of changes in net assets
                                                  Year Ended         Year Ended
                                          September 30, 2000  September 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                             $ 1,286,178    $  1,346,105
Net realized gain (loss) on investments sold         (418,323)       (215,943)
Increase (decrease) in unrealized appreciation
of investments                                        242,221      (1,257,165)

         Net Increase (Decrease) in Net Assets
         Resulting from Operations ..........       1,110,076        (127,003)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ........................   (1,286,178)     (1,346,105)

FUND SHARE TRANSACTIONS (Note 4):
Class A Shares .................................   (4,169,111)       3,603,645

         Net Increase (Decrease) in Net Assets     (4,345,213)       2,130,537

NET ASSETS:
Beginning of year ................................ 30,221,088       28,090,551

         End of year ............................$ 25,875,875     $ 30,221,088

See notes to financial statements

Notes to financial statements
Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. Expenses which are applicable to all series of the Trust are allocated to each series based on their relative net assets. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.
The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital gain distributions will be made.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.
Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2000, the Adviser voluntarily reimbursed certain operating expenses amounting to $32,020. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 2000, the Distributor earned net commissions aggregating $308 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Notes to  financial  statements . . .  continued

Note 4 - Shares of  Beneficial Interest

At September 30, 2000 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $26,310,131. Transactions in shares of beneficial interest were as follows:

                                 Year Ended                  Year Ended
                             September 30, 2000          September 30, 1999

Class A Shares .........   Shares          Amount        Shares        Amount
Shares sold............. 1,166,726    $ 13,599,704     773,239    $  9,449,540
Shares issued to
shareholders inreinvestment
of dividends............    49,310         576,003      48,560         589,073
Shares repurchased .....(1,574,008)    (18,344,818)   (529,473)     (6,434,968)

Net Increase (Decrease).. (357,972)   ($ 4,169,111)    292,326    $  3,603,645

Note 5 - Securities Transactions
For the year ended September 30, 2000, the Fund had purchase and sale transactions (excluding short-term securities) of $11,020,009 and $16,984,004, respectively. The cost of investments for Federal income tax purposes is $24,863,110. At September 30, 2000, net unrealized appreciation of investments was $348,311, based on cost for Federal income tax purposes resulting from $663,696 gross unrealized appreciation and $315,385 gross unrealized depreciation.
Accumulated net realized losses from securities transactions included in net assets at September 30, 2000 aggregated $785,676. At September 30, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:
         Capital loss carryovers expiring in:
                  2003     $        90,000
                  2004              14,000
                  2005              35,000
                  2006              7,000
                  2007              7,000
                  2008              307,000
                           $        460,000

At September 30, 2000, the Fund had deferred capital losses occuring subsequent to October 31, 1999 of $323,000. For tax purposes, such losses will be reflected in the year ending September 30, 2001.


Financial highlights

                                                                      Year Ended September 30,
                                                   2000           1999          1998           1997            1996
Class A Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ...... $       11.79  $       12.37  $       12.14  $       11.88  $       11.83

Income from investment operations:
              Net investment income .....          0.54           0.54           0.56           0.56           0.57
Net realized and unrealized
              gain (loss) on investments .        (0.06)         (0.58)          0.23           0.26           0.05

Total from investment operations .........         0.48          (0.04)          0.79           0.82           0.62
Less dividends from:
             Net investment income .......        (0.54)         (0.54)         (0.56)         (0.56)         (0.57)

Change in net asset value ................        (0.06)         (0.58)          0.23           0.26           0.05

Net asset value, end of year .............$       11.73  $       11.79  $       12.37  $       12.14  $       11.88

Total return (a) .........................         4.19%         (0.36%)         6.62%          7.04%          5.37%

Ratios/Supplemental Data Ratios to average net assets:
             Net investment income                 4.60%          4.44%          4.54%          4.65%          4.80%
             Expenses, after expense reductions    0.98%          0.99%          0.98%          0.83%          0.61%
             Expenses, before expense reductions   1.10%          1.08%          1.11%          1.13%          1.34%

Portfolio turnover rate ................          40.70%         35.91%         70.81%         51.48%         77.12%

Net assets at end of year (000) ........ $       25,876  $      30,221  $      28,091  $      24,663  $      19,501

(a) Sales loads are not reflected in computing total return.


Schedule of Investments
Thornburg Florida Intermediate Municipal Fund September 30, 2000
CUSIPS: Class A - 885-215-707; NASDAQ Symbol: Class A - THFLX
65,000               Brevard County Tourist Development Tax Revenue Series 1993, 6.325% due       NR/NR         $466,693
                     3/1/2003(Florida Marlins Training Facilities)
400,000              Broward County Educational Facilities Authority Series 1994, 5.60% due       NR/AAA        411,900
                     4/1/2004(Nova Southeastern University Project; Guaranteed: Connie Lee)
90,000               Broward County Housing Finance Authority Home Mortgage Revenue, 0% due       Aa2/BBB       23,391
                     4/1/2014
150,000              Cape Coral Special Obligation Wastewater Revenue, 6.00% due 7/1/2003         Aaa/AAA       155,443
                     (Green AreaProject; Insured: FSA)
195,000              Cape Coral Special Obligation Wastewater Revenue, 6.10% due 7/1/2005         Aaa/AAA       199,612
                     (Green AreaProject; Insured: FSA)
2,705,000            Cooper City  Utility Systems Capital Appreciation Refunding Series A, 0%     Aaa/AAA       1,192,337
                     due10/1/2013 (Insured: AMBAC)
350,000              Cooper City Utility Systems Revenue Capital Appreciation Refunding Series    Aaa/AAA       225,995
                     A, 0%due 10/1/2006 (Insured: AMBAC)
350,000              Crossings At Fleming Island Community Development Refunding Series A,        Aaa/AAA       364,105
                     5.60% due5/1/2012 (Insured: MBIA)
715,000              Crossings At Fleming Island Community Development Refunding Series B,        Aaa/AAA       744,765
                     5.45% due5/1/2010 (Insured: MBIA)
1,280,000            Duval County HFA Multi Family Housing Revenue Series 1996, 5.35% due         NR/A          1,288,320
                     9/1/2006(St. Augustine Apartments Project)
26,000               Duval County Single Family Housing Revenue, 10.25% due 5/15/2016 (Insured:   Aaa/AAA       26,815
                     FGIC)
495,000              Escambia County Health Facilities Authority, 6.75% due 10/1/2014             NR/BBB+       494,154
                     (BaptistHospital & Baptist Manor)
1,000,000            Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida         Aaa/NR        1,027,870
                     Health CareFacility Loan Project) (Insured: AMBAC)
600,000              Florida Housing Finance Agency Multi Family Housing Revenue Series 1983-F,   NR/A1+        600,000
                     5.85%due 12/1/2005 put 10/1/00 (Insured: Connecticut General)(daily demand notes)
260,000              Florida Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004            Aaa/AAA       262,592
                     (Insured:AMBAC)
935,000              Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/2024           NR/AAA        958,833
                     mandatory put10/1/04 (Plantation Colony Project; Collateralized: FNMA)
300,000              Florida State Board of Education Series C, 6.00% due 5/1/2007                Aaa/AAA       301,782
220,000              Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured:      Aaa/AAA       227,458
                     MBIA)(ETM)
200,000              Florida State Department Corrections Certificates of Participation           Aaa/AAA       208,228
                     OkeechobeeCorrectional, 5.90% due 3/1/2004 (Insured: AMBAC)
95,000               Fort Myers Improvement Revenue, 6.00% due 12/1/2013 (Insured: AMBAC)         Aaa/AAA       95,219
790,000              Hernando County Industrial Development Revenue, 8.50% due 12/1/2014          NR/NR         838,656
                     (FloridaCrushed Stone Project)
1,000,000            Hillsborough County Industrial Development Authority, 5.50% due              Aaa/AAA       1,036,460
                     8/15/2006(University Community Hospital Inc. Project; Insured: MBIA)
1,000,000            Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due         Aa2/NR        1,059,630
                     8/15/2014pre-refunded 8/15/11
150,000              Jacksonville Health Facilities Industrial Development Revenue, 5.70%         Baa2/NR       148,563
                     due12/1/2004 (National Benevolent Association Project)
100,000              Jacksonville Health Facilities Industrial Development Revenue, 6.00%         Baa2/NR       97,091
                     due12/1/2009 (National Benevolent Association Project)
100,000              Jacksonville Health Facilities Industrial Development Revenue, 6.05%         Baa2/NR       94,826
                     due12/1/2010 (National Benevolent Association Project)
600,000              Jacksonville Health Facilities Industrial Development Revenue, 8.00%         Baa2/NR       643,698
                     due12/1/2015 (National Benevolent Association Project)
100,000              Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/2001            Aaa/AAA       100,142
                     (Insured:MBIA)
931,637              Lummus Housing Development Corporation, 8.00% due 12/1/2010 (Elderly         NR/NR         698,728
                     Housing,Section 8 Project)
185,000              Mirimar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/2002       Aaa/AAA       190,372
                     (Insured:FGIC)
760,000              Mirimar Wastewater Improvement Assessment Revenue, 6.25% due 10/1/2005       Aaa/AAA       812,881
                     (Insured:FGIC)
1,000,000            Orange County Health Facilities Authority, 6.375% due 11/15/2020             Baa1/A-       989,850
                     (AdventistHealth Systems Project)
1,000,000            Orange County Health Facilities Authority Revenue, 6.25% due                 Aaa/AAA       1,075,620
                     11/15/2008(Hospital Adventist Health Systems Project;  Insured: AMBAC)
1,000,000            Orange County Health Facilities Authority Revenue Refunding, 5.125% due      NR/AA         955,880
                     6/1/2014(Mayflower Retirement Project; Insured: Asset Guaranty)
440,000              Orange County Health Facilities Authority Revenue Unrefunded Balance         Aaa/AAA       483,274
                     Ser.A,6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured:
                     MBIA)
190,000              Orange County Housing Finance Authority, 6.10% due 10/1/2005                 NR/AAA        198,915
                     (Collateralized: FNMA/GNMA)
425,000              Orange County Housing Finance Authority Multifamily, 5.50% due 7/1/2010      Aaa/NR        432,021
                     (Insured: MBIA)
115,000              Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/2004     Aaa/AAA       119,017
                     (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC
69,000               Osceola County Industrial Development Authority, 7.50% due 7/1/2002          Aaa/AAA       70,518
                     (Insured:AMBAC)
515,000              Palm Beach County Industrial Development Revenue Series 1996, 6.10%          NR/A+         543,984
                     due12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied
                     Irish Bank)
270,000              Palm Beach County Industrial Development Revenue Series 1996, 6.20%          NR/A+         287,731
                     due12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied
                     Irish Bank)
690,000              Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)               Aaa/AAA       733,422
745,000              Pinellas County Educational Facility Authority Revenue, 8.00% due            NR/NR         803,475
                     2/1/2011(Clearwater Christian College Project)
500,000              Port St. Lucie Utility System Revenue Series 1996-A, 0% due 9/1/2007         Aaa/AAA       370,975
                     (Insured:FGIC)
1,000,000            Saint Petersburg  Health Facilities Authority Revenue, 7.00% due             Aaa/AAA       1,045,370
                     12/1/2015(Insured: MBIA)
1,000,000            South Broward Hospital District Revenue, 7.50% due 5/1/2008 (Insured:        Aaa/AAA       1,085,180
                     AMBAC)
1,000,000            Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                          Aaa/AAA       1,019,630

                     TOTAL INVESTMENTS (Cost $24,860,001)                                                       $ 25,211,421


+                    Credit ratings are unaudited.
                     See notes to financial statements.






REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Thornburg Investment Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
October 27, 2000

Index Comparisons
Index Comparison
Compares performance of Intermediate Florida Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to September 30, 2000. On September 30, 2000, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.6 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.












Class A
Average Annual Total Returns (at max. offering price)
(periods ended 9/30/00)
One Year: ......................      2.11%
Five Years: ....................      4.12%
From Inception (2/1/94): .......      4.15%

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200